--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------

BEAR STEARNS                                                                                                BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                                                             ASSET-BACKED SECURITIES GROUP
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                                 245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                                                              New York, New York 10167
LONDON o PARIS o TOKYO                                                                           (212) 272-2000;  (212) 272-7294 fax

--------------------------------------------------------------------------------
       ABFS MORTGAGE-BACKED NOTES, SERIES 2000-4: COMPUTATIONAL MATERIALS
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


--------------------------------------------------------------------------------
     Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                          Page 1

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------


                           $275,000,000 (APPROXIMATE)

ISSUER:                                     ABFS Mortgage Loan Trust 2000-4.

TITLE OF SECURITIES:                        ABFS Mortgage Loan Trust 2000-4, Mortgage-Backed Notes,
                                            Series 2000-4, Class A Notes (the "Notes").

SELLER:                                     ABFS 2000-4, Inc., a Delaware  corporation, will be the
                                            seller of the loans.

SERVICER:                                   American Business Credit, Inc., will be the servicer of the loans.

SUBSERVICERS:                               Upland Mortgage and New Jersey Mortgage and Investment Corp.
                                            will act as subservicers with respect to different portions of the mortgage loans.

ORIGINATORS:                                American Business Credit, Inc., HomeAmerican Credit, Inc.
                                            d/b/a Upland Mortgage and New Jersey Mortgage and Investment
                                            Corp. originated or purchased the loans.

DEPOSITOR:                                  Bear Stearns Asset Backed Securities, Inc.

NOTE INSURER:                               Ambac Assurance Corporation ("Ambac" or the "Note
                                            Insurer"). Ambac's claims-paying ability is rated "Aaa" by
                                            Moody's Investors Service and "AAA" by Standard & Poor's
                                            Rating Services.

NOTE INSURANCE POLICY:                      The Note Insurance Policy will provide 100% coverage of
                                            timely interest and ultimate principal payments due on the
                                            Notes.

LEAD UNDERWRITER:                           Bear, Stearns & Co. Inc.

CO-UNDERWRITER:                             Morgan Stanley Dean Witter

INDENTURE TRUSTEE:                          The Chase Manhattan Bank (the "Indenture Trustee")

OWNER TRUSTEE:                              First Union Trust Company, N.A.

STATISTICAL CALCULATION DATE:               November 9, 2000

CUT-OFF DATE:                               December 1, 2000

CLOSING DATE:                               December [21], 2000

THE NOTES:                                  Approximately $275,000,000 Mortgage-Backed Notes, Series
                                            2000-4, are being  offered. The Notes will be issued
                                            pursuant to an indenture to be dated as of December [1],
                                            2000, between the Issuer and the Indenture Trustee.


CHARACTERISTICS OF THE NOTES (a), (b), (c), (d)

  ----------------------- --------------- ----------- ---------- ------------ ----------- -------------- ----------------
                             ORIGINAL                 AVG LIFE    PRINCIPAL   PRINCIPAL    FINAL SCH.
  OFFERED                   PRINCIPAL                  TO CALL     LOCKOUT      WINDOW      MATURITY         RATINGS
  SECURITIES                 BALANCE*       COUPON     (YEARS)    (MONTHS)     (MONTHS)       DATE        (MOODY'S/S&P)
  ----------------------- --------------- ----------- ---------- ------------ ----------- -------------- ----------------
  ----------------------- --------------- ----------- ---------- ------------ ----------- -------------- ----------------
  Class A Notes           $[275,000,000]   [    ]%       3.36        None         103         6/15/31        Aaa / AAA
  ----------------------- --------------- ----------- ---------- ------------ ----------- -------------- ----------------
         * Balances subject to a 5% variance.
  NOTE:    (a)         Prepayment  Assumption:  23% HEP (2.3% CPR in month 1, plus an additional  2.3% per annum in each month thereafter until month 10.  On and after month 10, 23% CPR;
           (b)         Transaction priced to 10% clean-up call;
           (c)         100% P&I guaranty by Ambac.
           (d)         The coupon applicable to the Class A Notes will increase by 0.50% per annum if the 10% clean-up call is not exercised;


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                        Page 2

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------


OFFERING:                                   The Notes will be issued publicly from the Depositor's shelf registration.

FORM OF REGISTRATION:                       Book-entry form, same day funds through DTC, Euroclear and Clearstream,
                                            Luxembourg.

ASSETS OF THE TRUST:                        The statistical information presented in these computational materials is a projection of the expected collateral pool and reflects the pool of loans existing as of the statistical calculation date. The aggregate outstanding principal balance of the loans as of the statistical calculation date is approximately $[239,995,183.40] and will consist of business or consumer purpose residential home equity loans.

                                            The actual collateral will be accumulated before the Closing Date to reach the expected closing pool balance of approximately $[275,000,000.00]. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.
PREPAYMENT PRICING
SPEED ASSUMPTION:                           A constant prepayment of 2.3% per year of the then outstanding principal balance of the loans in the first month of the life of the loans plus an additional 2.3% per year in each month thereafter until it reaches 23.00% on the tenth month. Beginning in the tenth month and thereafter during the life of such loans, a constant prepayment rate of 23.00% per year.

PAYMENT DATE:                               The 15th day of each month (or the next succeeding business day), commencing in January 2001.

PAYMENT DELAY:                              With respect to the Class A Notes, 14 days.

NOTE RATE:                                  The Class A Note Rate will be [ ]% per annum, payable monthly;
                                            provided, that if the Cleanup Call is not exercised, the Class A Note Rate will be increased by 0.50%.

                                            Interest will accrue on the Class A Notes at a fixed rate during the month prior to the month of the related Payment Date (or from the Cut-off Date to the end of such month in the case of the first Payment Date) based on an assumed year of 360 days, consisting of 12 30-day months.

PRINCIPAL PAYMENTS ON THE NOTES:            The holders of the Notes are entitled to receive payments of principal on each Payment Date which generally reflect collections of principal during the preceding calendar month on the loans, until the outstanding principal balance is paid in full. In addition, in accordance with the overcollateralization features of the transaction, holders may also receive extra payments of principal from the excess interest on that Payment Date.
                                            In no event will principal payments on the class of Notes on a Payment Date exceed the principal balance of the class of Notes on that Payment Date. On the final Payment Date, principal will be due and payable on the Notes in an amount equal to the principal balance remaining outstanding on that Payment
                                            Date.

PRIORITY OF PAYMENTS:                       On each Payment Date, principal and interest collections, minus fees and expenses of the trust, will be allocated in the following order of priority:

                                            (1)      To pay the Note Insurer the Surety Fee;
                                            (2)      To pay accrued and unpaid interest due on the Notes;



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 3

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------


                                            (3) To pay principal in an amount equal to the principal collection distribution amount for such Payment Date on the Notes;
                                            (4) To reimburse the Note Insurer any prior draws on the Policy, with interest;
                                            (5) To pay as additional principal on the Notes, an amount necessary to bring the amount of overcollateralization up to the required overcollateralization amount;
                                            (6) To make a payment for net mortgage loan interest shortfalls in payments on the Notes;
                                            (7) Any remaining amounts to the holders of the Trust Certificates.

SERVICING FEE:                              The primary compensation to be paid to the Servicer in respect of its servicing activities will be [0.70] % per annum, payable monthly.

ADVANCING:                                  There is required advancing of delinquent interest by the Servicer.

CREDIT ENHANCEMENT:                         Credit enhancement with respect to the Notes will be provided by (1) excess spread, (2) overcollateralization and (3) the Note Insurance Policy.

                                            Excess Spread. The weighted average Loan Rate is generally expected to be higher than the sum of (a) the servicing fee, (b) the indenture trustee fee,
                                            (c) the weighted average Note Rate and (d) the Note Insurer premium. On each
                                            Payment Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such
                                            Payment Date.

                                            Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the
                                            Loans, resulting in overcollateralization. Excess spread will be used to pay down the Notes such that, prior to the Stepdown Date, the "Required
                                            Overcollateralization Amount" will generally be equal to approximately
                                            [4.50]% of the original Pool Balance. On or after the Stepdown Date, the
                                            "Required Overcollateralization Amount" will generally be equal to the lesser of (a) the Required Overcollateralization Amount as of the initial payment date and (b) [9.00]% of the current Pool Balance (provided, however, that the two preceding percentages may increase upon the failure of certain loss criteria), but not lower than [0.50]% of the original Pool Balance as of the closing date. The initial overcollateralization amount will be equal to [0.00]%.

                                            Note Insurance Policy: The Note Insurer will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal due on the Notes on the final payment date. The Insurance Policy is not cancelable for any reason.

STEPDOWN DATE:                              The Stepdown  Date is the Payment Date occurring on the later of:
                                            (1)      the Payment Date in January 2004 (i.e. on the 37th Payment Date); and
                                            (2)      the first Payment Date on which the current Pool Balance has been reduced to an amount equal to 50% of the original Pool Balance as of the closing date.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                        Page 4

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------








OPTIONAL CLEANUP CALL:                      The Servicer may, at its option, call the Notes on or after any Payment Date when the current Pool Balance declines to less than or equal to 10% of the original Pool Balance of the Loans as of the cut-off date (the "Step-up
                                            Date"). If the Servicer does not exercise the Cleanup Call, the coupon on the Notes will increase by 50 basis points.

TAX STATUS:                                 For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer. The Notes will be issued by an Owner Trust.

ERISA ELIGIBILITY:                          The Notes may be purchased by employee benefit plans that are subject to
                                            ERISA.

SMMEA TREATMENT:                            The Notes will not constitute "mortgage related securities" for purposes of
                                            SMMEA.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 5

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
               THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------







                                COLLATERAL SUMMARY

STATISTICAL CALCULATION DATE                11/9/00

TOTAL OUTSTANDING BALANCE:                  $239,995,183.40

NUMBER OF LOANS:                            2,982

AVERAGE REMAINING BALANCE:                  $80,481.28  (range: $9,801.79 - $581,000.00)

WA LOAN RATE:                               12.023%  (range: 9.650% - 16.990%)

ORIGINAL WEIGHTED AVERAGE TERM:             245 months

REMAINING WEIGHTED AVERAGE TERM:            244 months

LIEN POSITION:                              84.82% first, 15.18% second

WA CLTV RATIO:                              76.28% (range: 7.80% - 100.00%)

WA JUNIOR RATIO:                            35.40%

WA DTI RATIO:                               41.93%

WA FICO SCORE:                              595

DOCUMENTATION:                              87.95% full documentation,
                                            6.48% no documentation,
                                            5.57% limited documentation.

LOAN PURPOSE:                               43.17% debt consolidation,
                                            29.66% cash out,
                                            10.85% rate/term refinance,
                                            6.92% other,
                                            5.07% home improvement,
                                            4.05% purchase,
                                            0.27% education.

PROPERTY TYPE:                              68.94% single family,
                                            15.41% 2-4 family,
                                            4.44% townhouse,
                                            3.50% mixed use,
                                            2.51% condominium,
                                            1.96% PUD,
                                            1.52% commercial,
                                            0.93% manufactured housing,
                                            0.80% multi-family.

OWNER OCCUPANCY:                            89.71% owner occupied

GEOGRAPHIC DISTRIBUTION:                    NY (26.41%), NJ (13.21%), PA (8.42%),
(ALL STATES (is greater than                FL (7.65%), OH (5.10%).
 or equal to) 5.00%)


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 6

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
              THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


LOAN CHARACTERISTICS
--------------------

Set forth below is a description of certain characteristics of the Loans as of the Statistical Calculation Date. Unless otherwise specified, all principal balances of the Loans are as of the Statistical Calculation Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Calculation Date (except as indicated otherwise).



                               PROPERTY TYPE


                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
                                                                            AGGREGATE UNPAID              CALCULATION
PROPERTY TYPE                                        NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
---------------------------------              ---------------------    --------------------   ----------------------
Single Family                                                  2,172         $165,449,040.48                   68.94%
2-4 Family                                                       328           36,977,534.26                    15.41
Townhouse                                                        194           10,664,446.41                     4.44
Mixed Use                                                         82            8,403,165.95                     3.50
Condominium                                                       87            6,017,254.77                     2.51
Planned Unit Development                                          43            4,693,100.36                     1.96
Commercial                                                        29            3,653,398.11                     1.52
Manufactured Housing                                              34            2,220,743.01                     0.93
Multi-Family                                                      13            1,916,500.05                     0.80
                                                --------------------            ------------                     ----
                                       TOTAL                   2,982         $239,995,183.40                  100.00%



                                OCCUPANCY TYPES

                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
OCCUPANCY                                                                   AGGREGATE UNPAID              CALCULATION
(AS INDICATED BY BORROWER)                           NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
-------------------------------------           --------------------       -----------------   ----------------------
Owner Occupied                                                 2,705         $215,294,489.83                   89.71%
Non-Owner Occupied                                               176           14,369,711.79                     5.99
Other                                                             80            8,514,616.86                     3.55
Second Home                                                       21            1,816,364.92                     0.76
                                                                  --            ------------                     ----
                                      TOTAL                    2,982         $239,995,183.40                  100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 7

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
             THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                PRINCIPAL BALANCES

                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
                                                                            AGGREGATE UNPAID              CALCULATION
RANGE OF PRINCIPAL BALANCES ($)                      NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
-----------------------------------------       --------------------      ------------------   ----------------------
              $1     to     $25,000                              288           $6,127,904.49                    2.55%
         $25,001     to     $50,000                              877           32,970,298.25                    13.74
         $50,001     to     $75,000                              677           42,002,247.04                    17.50
         $75,001     to     $100,000                             380           33,011,427.71                    13.76
        $100,001     to     $125,000                             243           27,438,025.78                    11.43
        $125,001     to     $150,000                             146           20,250,022.18                     8.44
        $150,001     to     $175,000                             110           17,928,002.13                     7.47
        $175,001     to     $200,000                              84           15,721,146.46                     6.55
        $200,001     to     $225,000                              67           14,294,124.87                     5.96
        $225,001     to     $250,000                              43           10,312,465.65                     4.30
        $250,001     to     $275,000                              26            6,782,283.35                     2.83
        $275,001     +                                            41           13,157,235.49                     5.48
                                                                  --           -------------                     ----
                                      TOTAL                    2,982         $239,995,183.40                  100.00%

The average principal balance of the Loans as of the Statistical Calculation Date is approximately $80,481.28.


                               ORIGINAL BALANCES


                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
                                                                            AGGREGATE UNPAID              CALCULATION
RANGE OF ORIGINAL BALANCES ($)                       NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
-----------------------------------------      ---------------------    --------------------   ----------------------
              $1     to     $25,000                              285           $6,053,278.02                    2.52%
         $25,001     to     $50,000                              876           32,845,296.03                    13.69
         $50,001     to     $75,000                              680           42,127,109.41                    17.55
         $75,001     to     $100,000                             381           33,086,194.03                    13.79
        $100,001     to     $125,000                             243           27,438,025.78                    11.43
        $125,001     to     $150,000                             146           20,250,022.18                     8.44
        $150,001     to     $175,000                             110           17,928,002.13                     7.47
        $175,001     to     $200,000                              83           15,521,340.10                     6.47
        $200,001     to     $225,000                              68           14,493,931.23                     6.04
        $225,001     to     $250,000                              43           10,312,465.65                     4.30
        $250,001     to     $275,000                              25            6,507,356.42                     2.71
        $275,001     +                                            42           13,432,162.42                     5.60
                                                                  --           -------------                     ----
                                      TOTAL                    2,982         $239,995,183.40                  100.00%


The average original balance of the Loans as of the Statistical Calculation Date is approximately $80,580.35.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 8

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                          COMBINED LOAN-TO-VALUE RATIOS



                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
RANGE OF COMBINED                                                             AGGREGATE UNPAID             CALCULATION
LOAN-TO-VALUE RATIOS(%)                               NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
------------------------------------        -------------------------       ------------------ -----------------------
        0.01%   to    40.00%                                      155            $7,924,459.85                   3.30%
       40.01%   to    50.00%                                      141             7,716,459.80                    3.22
       50.01%   to    60.00%                                      201            13,657,084.58                    5.69
       60.01%   to    70.00%                                      412            31,394,507.15                   13.08
       70.01%   to    80.00%                                      910            77,785,744.53                   32.41
       80.01%   to    90.00%                                    1,153           101,154,654.92                   42.15
       90.01%   to    100.00%                                      10               362,272.57                    0.15
                                                                   --               ----------                    ----
                                        TOTAL                   2,982          $239,995,183.40                 100.00%

The minimum and maximum combined loan-to-value ratios of the Loans as of the Statistical Calculation Date are approximately 7.80% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the Loans as of the Statistical Calculation Date is approximately 76.28%.






                        GEOGRAPHICAL DISTRIBUTIONS



                                                                                                         PERCENT OF LOANS
                                                                                                           BY STATISTICAL
                                                                                AGGREGATE UNPAID              CALCULATION
LOCATION                                                NUMBER OF LOANS        PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
------------------------------------            -----------------------     --------------------  -----------------------
New York                                                            621           $63,375,073.47                   26.41%
New Jersey                                                          365            31,709,459.43                    13.21
Pennsylvania                                                        362            20,218,129.65                     8.42
Florida                                                             243            18,369,906.15                     7.65
Ohio                                                                192            12,247,078.26                     5.10
Massachusetts                                                       134            11,669,109.00                     4.86
Illinois                                                            142            10,600,084.78                     4.42
Virginia                                                             92             8,383,749.25                     3.49
North Carolina                                                      104             8,035,233.21                     3.35
Georgia                                                             108             7,844,766.26                     3.27
Michigan                                                             95             6,883,989.77                     2.87
Maryland                                                             62             6,712,285.26                     2.80
Other                                                               462            33,946,318.91                    14.14
                                                                    ---            -------------                    -----
                                        TOTAL                     2,982          $239,995,183.40                  100.00%


The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Statistical Calculation Date Aggregate Principal Balance.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 9

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
             THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------










                             JUNIOR RATIOS(1)(2)(3)



                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
                                                                              AGGREGATE UNPAID             CALCULATION
RANGE OF JUNIOR RATIOS (%)                            NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
-----------------------------------------     -----------------------       ------------------ -----------------------
      0.001%   to    10.000%                                        2               $39,929.09                   0.11%
     10.001%   to    20.000%                                      202             6,134,487.90                   16.84
     20.001%   to    30.000%                                      282            11,444,664.13                   31.41
     30.001%   to    40.000%                                      154             7,411,487.74                   20.34
     40.001%   to    50.000%                                       65             4,743,571.00                   13.02
     50.001%   to    60.000%                                       36             3,191,573.50                    8.76
     60.001%   to    70.000%                                       16             1,430,092.78                    3.92
     70.001%   to    80.000%                                        9             1,070,966.02                    2.94
     80.001%   to    90.000%                                        6               563,746.62                    1.55
     90.001%   to    100.000%                                       5               405,768.94                    1.11
                                                                    -               ----------                    ----
                                        TOTAL                     777           $36,436,287.72                 100.00%


(1) The junior ratio of a Loan is the ratio (expressed as a percentage) of the outstanding balance of such Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Loan is underwritten.

(2) The weighted average junior ratio of the Loans as of the Statistical Calculation Date is approximately 35.40%.

(3) Includes only the Loans secured by second liens.


                                    LOAN RATES



                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
                                                                              AGGREGATE UNPAID             CALCULATION
RANGE OF LOAN RATES(%)                                NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
---------------------------------------  ----------------------------      ------------------- -----------------------
      9.000%   to    9.999%                                       120           $14,868,732.81                   6.20%
     10.000%   to    10.999%                                      622            64,547,144.65                   26.90
     11.000%   to    11.999%                                      866            76,632,163.67                   31.93
     12.000%   to    12.999%                                      582            38,447,368.62                   16.02
     13.000%   to    13.999%                                      387            17,094,983.01                    7.12
     14.000%   to    14.999%                                      165             7,599,767.83                    3.17
     15.000%   to    15.999%                                       33             3,398,202.38                    1.42
     16.000%   to    16.999%                                      207            17,406,820.43                    7.25
                                                                  ---            -------------                    ----
                                        TOTAL                   2,982          $239,995,183.40                 100.00%


The weighted average loan rate of the Loans as of the Statistical Calculation Date is approximately 12.023%.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 10

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



                      ORIGINAL TERM TO SCHEDULED MATURITY


                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
                                                                              AGGREGATE UNPAID             CALCULATION
        RANGE OF MONTHS                               NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
------------------------------------        -------------------------       ------------------ -----------------------
           0   to    60                                            43            $1,759,920.01                   0.73%
          61   to    120                                          242            11,262,727.02                    4.69
         121   to    180                                        1,102            82,157,373.65                   34.23
         181   to    240                                          975            74,332,294.67                   30.97
         241   to    300                                           79             8,058,999.12                    3.36
         301   to    360                                          541            62,423,868.93                   26.01
                                                                  ---            -------------                   -----
                                        TOTAL                   2,982          $239,995,183.40                 100.00%

The weighted average original term to scheduled maturity of the Loans as of the Statistical Calculation Date is approximately 245 months.




                         REMAINING TERM TO SCHEDULED MATURITY


                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
                                                                              AGGREGATE UNPAID             CALCULATION
        RANGE OF MONTHS                               NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
---------------------------------       -----------------------------      ------------------- -----------------------
           0   to    60                                            43            $1,759,920.01                   0.73%
          61   to    120                                          242            11,262,727.02                    4.69
         121   to    180                                        1,102            82,157,373.65                   34.23
         181   to    240                                          975            74,332,294.67                   30.97
         241   to    300                                           79             8,058,999.12                    3.36
         301   to    360                                          541            62,423,868.93                   26.01
                                                                  ---            -------------                   -----
                                        TOTAL                   2,982          $239,995,183.40                 100.00%

The weighted average remaining term to scheduled maturity of the Loans as of the Statistical Calculation Date is approximately 244 months.


                                  ORIGINATION YEAR

                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
                                                                              AGGREGATE UNPAID             CALCULATION
ORIGINATION YEAR                                      NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
-----------------------------                ------------------------      ------------------- -----------------------
    2000                                                        2,982          $239,995,183.40                 100.00%
                                                                -----          ---------------                 -------
                                        TOTAL                   2,982          $239,995,183.40                 100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 11

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
              THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------




                                  LIEN PRIORITY

                                                                                                      PERCENT OF LOANS
                                                                                                        BY STATISTICAL
                                                                              AGGREGATE UNPAID             CALCULATION
LIEN POSITION                                         NUMBER OF LOANS        PRINCIPAL BALANCE  DATE PRINCIPAL BALANCE
--------------------------               ----------------------------      ------------------- -----------------------
First                                                           2,205          $203,558,895.68                  84.82%
Second                                                            777            36,436,287.72                   15.18
                                                                  ---            -------------                   -----
                                        TOTAL                   2,982          $239,995,183.40                 100.00%



                             DEBT-TO-INCOME RATIOS

                                                                                                        PERCENT OF LOANS
                                                                                                          BY STATISTICAL
                                                                               AGGREGATE UNPAID              CALCULATION
  RANGE OF DEBT-TO-INCOME RATIOS (%)               NUMBER OF LOANS            PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
----------------------------------------   -----------------------           ------------------  -----------------------
        0.000% to 10.000%                                       10                  $938,014.88                    0.39%
       10.001% to 20.000%                                      117                 6,955,997.41                     2.90
       20.001% to 30.000%                                      345                21,156,061.61                     8.82
       30.001% to 40.000%                                      691                50,928,506.13                    21.22
       40.001% to 50.000%                                    1,376               117,264,700.12                    48.86
       50.001% to 60.000%                                      432                41,884,439.61                    17.45
       60.001% +                                                11                   867,463.64                     0.36
                                                                --                   ----------                     ----
                                        TOTAL                2,982              $239,995,183.40                  100.00%

The weighted average debt-to-income ratio of the Loans as of the Statistical Calculation Date is approximately 41.93% per annum.






                                     DOCUMENTATION TYPE

                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
                                                                            AGGREGATE UNPAID              CALCULATION
DOCUMENTATION                                        NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
-------------------------------------------   ----------------------       -----------------  -----------------------
Full Documentation                                             2,651         $211,071,554.36                   87.95%
No Documentation                                                 173           15,558,097.89                     6.48
Limited Documentation                                            158           13,365,531.15                     5.57
                                                                 ---           -------------                     ----
                                      TOTAL                    2,982         $239,995,183.40                  100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 12

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
             THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



                               AMORTIZATION TYPE

                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
                                                                            AGGREGATE UNPAID              CALCULATION
AMORTIZATION TYPE                                    NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
----------------------------------             ---------------------      ------------------  -----------------------
Fully Amortizing                                               1,635         $129,609,012.74                   54.00%
Balloon Loans                                                  1,347          110,386,170.66                    46.00
                                                               -----          --------------                    -----
                                      TOTAL                    2,982         $239,995,183.40                  100.00%


                                  LOAN PURPOSE

                                                                                                     PERCENT OF LOANS
                                                                                                       BY STATISTICAL
                                                                            AGGREGATE UNPAID              CALCULATION
LOAN PURPOSE                                         NUMBER OF LOANS       PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
------------------------------------             -------------------       -----------------  -----------------------
Debt Consolidation                                             1,368         $103,606,406.58                   43.17%
Cash Out                                                         803           71,184,141.59                    29.66
Rate/Term Refinance                                              287           26,047,001.10                    10.85
Other                                                            209           16,611,558.30                     6.92
Home Improvement                                                 196           12,171,580.61                     5.07
Purchase                                                         115            9,725,572.93                     4.05
Education                                                          4              648,922.29                     0.27
                                                                   -              ----------                     ----
                                      TOTAL                    2,982         $239,995,183.40                  100.00%






                CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE LOANS


                                                                                                        PERCENT OF LOANS
                                                                                                          BY STATISTICAL
                                                                               AGGREGATE UNPAID              CALCULATION
  RANGE OF CREDIT SCORES                           NUMBER OF LOANS            PRINCIPAL BALANCE   DATE PRINCIPAL BALANCE
------------------------------------            ------------------            -----------------  -----------------------
     Less than    500                                          210               $16,708,072.49                    6.96%
           500 to 519                                          197                15,293,098.53                     6.37
           520 to 539                                          245                21,458,086.30                     8.94
           540 to 559                                          287                23,171,951.77                     9.66
           560 to 579                                          326                27,220,854.00                    11.34
           580 to 599                                          296                22,754,740.93                     9.48
           600 to 619                                          313                26,345,945.57                    10.98
           620 to 639                                          300                22,757,015.60                     9.48
           640 to 659                                          258                21,268,285.56                     8.86
           660 to 679                                          195                15,170,881.65                     6.32
           680 to 699                                          149                12,250,938.07                     5.10
           700 to 719                                           77                 5,845,477.18                     2.44
           720 +                                               104                 8,000,481.47                     3.33
           n/a                                                  25                 1,749,354.28                     0.73
                                                                --                 ------------                     ----
                                        TOTAL                2,982              $239,995,183.40                  100.00%

Of the Loans with available credit scores, the weighted average credit score of the Loans as of the Statistical Calculation Date is approximately 595.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 13

--------------------------------------------------------------------------------
                        ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------

                                SENSITIVITY TABLES



CLASS A (TO CALL)
----------------------------------------------------------------------------------------------------------------------
% HEP                                     0%            15%          20%            23%             30%            35%
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   15.01           4.97         3.84           3.36            2.60           2.23
MODIFIED DURATION (YEARS)               8.40           3.71         3.03           2.73            2.20           1.92
FIRST PRINCIPAL PAYMENT              1/15/01        1/15/01      1/15/01        1/15/01         1/15/01        1/15/01
LAST PRINCIPAL PAYMENT              10/15/26        9/15/13     10/15/10        7/15/09         7/15/07        7/15/06
PRINCIPAL LOCKOUT (MONTHS)                 0              0            0              0               0              0
PRINCIPAL WINDOW (MONTHS)                310            153          118            103              79             67
ILLUSTRATIVE YIELD AT PAR (30/360)     7.12%          7.08%        7.06%          7.05%           7.03%          7.01%
----------------------------------------------------------------------------------------------------------------------


















Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 14

--------------------------------------------------------------------------------
                         ABFS MORTGAGE LOAN TRUST 2000-4
--------------------------------------------------------------------------------

                               SENSITIVITY TABLES


CLASS A (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------
% HEP                                     0%            15%          20%            23%             30%            35%
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   15.21           5.25         4.12           3.63            2.81           2.40
MODIFIED DURATION (YEARS)               8.43           3.81         3.16           2.85            2.31           2.02
FIRST PRINCIPAL PAYMENT              1/15/01        1/15/01      1/15/01        1/15/01         1/15/01        1/15/01
LAST PRINCIPAL PAYMENT               9/15/30        9/15/22      8/15/18        1/15/18         3/15/15        1/15/13
PRINCIPAL LOCKOUT (MONTHS)                 0              0            0              0               0              0
PRINCIPAL WINDOW (MONTHS)                357            261          212            205             171            145
ILLUSTRATIVE YIELD AT PAR (30/360)     7.12%          7.10%        7.09%          7.08%           7.06%          7.04%
----------------------------------------------------------------------------------------------------------------------

















Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                       Page 15